UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 3, 2006

The Estée Lauder Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 212-572-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

In September 2005, The Estée Lauder Companies Inc. (the “Company”) committed to a plan to sell the assets and operations of its reporting unit that markets and sells Stila brand products, causing such assets and operations to be treated as discontinued operations for financial statement reporting purposes (the “Discontinued Operations”).

At the annual meeting in November 2005, the stockholders of the Company approved the Company’s Amended and Restated Fiscal 2002 Share Incentive Plan (the “Plan”).

Under ordinary circumstances, the Company would file a Registration Statement on Form S-8 with the Securities and Exchange Commission (“SEC”) to register the shares of common stock that could be listed under the Plan. Under applicable rules, the S-8 incorporates by reference the Company’s latest Annual Report on Form 10-K (i.e. the one for the fiscal year ended June 30, 2005 that was filed with the SEC on September 2, 2005). However, as a result of the Discontinued Operations and in accordance with applicable rules, it became necessary for the Company to restate its audited consolidated financial statements for the fiscal years ended June 30, 2005, 2004 and 2003 and certain of the notes thereto to reflect the effect on those statements of the results of the Discontinued Operations, including the restatement of the makeup product category and each of the geographic regions presented in Note 17 of the Annual Report prior to filing the S-8. In addition, the Company is restating the Selected Financial Data comprising Item 6 and the Results of Operations section of Management’s Discussion and Analysis of Financial Condition and Results of Operations (the “MD&A”) contained in Item 7 of the Annual Report to reflect the results of the Discontinued Operations. If not for the filing of the S-8, these restatements relating to the Discontinued Operations would have been made in the ordinary course in the Company’s upcoming Annual Report on Form 10-K for the fiscal year ending June 30, 2006. A copy of the “Selected Financial Data”, the “Results of Operations” section of the MD&A and the audited consolidated financial statements as of and for the three years ended June 30, 2005, in each case as referred to above, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Selected Financial Data comprising Item 6 of the Annual Report on Form 10-K as of and for the year ended June 30, 2005.
99.2

The Results of Operations section of Management’s Discussion and Analysis of Financial Condition and Results of Operations comprising Item 7 of the Annual Report on Form 10-K as of and for the year ended June 30, 2005.

99.3	Financial Statements and Financial Statement Schedule comprising Item 8 of the Annual Report on Form 10-K as of and for the year ended June 30, 2005.
99.4	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Estée Lauder Companies Inc.
Date: February 3, 2006	By:	/s/ Richard W. Kunes
Richard W. Kunes
Executive Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

THE ESTÉE LAUDER COMPANIES INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Selected Financial Data comprising Item 6 of the Annual Report on Form 10-K as of and for the year ended June 30, 2005.
99.2

The Results of Operations section of Management’s Discussion and Analysis of Financial Condition and Results of Operations comprising Item 7 of the Annual Report on Form 10-K as of and for the year ended June 30, 2005.

99.3	Financial Statements and Financial Statement Schedule comprising Item 8 of the Annual Report on Form 10-K as of and for the year ended June 30, 2005.
99.4	Consent of Independent Registered Public Accounting Firm.